                                                                    EXHIBIT 12.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the use in this Registration Statement on Form 10-SB of our report dated June 1, 2000 relating to the financial statements of Retractable Technologies, Inc., which appears in such Registration Statement.




PricewaterhouseCoopers LLP

Dallas, Texas
June 23, 2000